Exhibit 10.18

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT, dated as of March 31, 2016 (this “Second Amendment”), among MAUSER HOLDING S.À.R.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of € 2,000,000 (together with its successors and assigns, the “Parent Borrower” or the “Borrower Representative”), MAUSER US CORPORATE, LLC, a Delaware limited liability company (f/k/a CD&R Millennium US Acquico LLC), MAUSER CORPORATE GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung), MAUSER HOLDING NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers have entered into that certain First Lien Credit Agreement, dated as of July 31, 2014 (as amended by that First Amendment, dated as of June 24, 2015, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Parent Borrower, the other Subsidiary Borrowers (as defined therein) party thereto from time to time, the several Lenders (as defined therein) party thereto from time to time and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”); and

WHEREAS, pursuant to and in accordance with Subsection 2.8 of the Credit Agreement, the Borrower Representative has requested that Incremental Term Loan Commitments in an aggregate principal amount of up to € 100,000,000 be made available to the Borrowers, and the Tranche C Term Lenders (as defined in Subsection 2(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche C Term Lenders will make Incremental Loans in the form of the Tranche C Term Loans (as defined in Subsection 2(b)(i) hereof), (b) that the proceeds of the Tranche C Term Loans will be used (i) to finance the Bluegrass Acquisition (as defined in Subsection 2(b)(i) hereof), and repay indebtedness in connection therewith and pay fees, costs and expenses incurred in connection therewith, (ii) for general corporate purposes of the Parent Borrower and its Subsidiaries (including additional acquisitions) not prohibited by the Amended Agreement (as defined in Section 2(a) below) and/or (iii) to pay fees, costs and expenses incurred in connection with the transactions referred to in this clause (b) and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower Representative and the Administrative Agent, to effect the incurrence of the Tranche C Term Loans.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement.

(a) The Tranche C Term Loans shall be deemed to be “Incremental Loans”, the Tranche C Term Lenders that are not existing Lenders shall be deemed to be “Additional Incremental Lenders”, the Tranche C Term Loan Commitments shall be deemed to be “Incremental Term Loan Commitments” and this Second Amendment shall be deemed to be an “Incremental Commitment Amendment” and a “First Lien Loan Document” or “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Second Amendment (the “Amended Agreement”), and the other First Lien Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.8(b) of the Credit Agreement, to the inclusion as an “Additional Incremental Lender” of each Tranche C Term Lender that is party to this Second Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by adding the following new definitions, to appear in proper alphabetical order:

“Bluegrass”: collectively, Berenfield Containers, Inc., an Ohio corporation, Berenfield Containers (SE), Ltd., an Ohio limited liability company, Berenfield Containers (SW), Ltd., an Ohio limited liability company.

“Bluegrass Acquisition”: the acquisition by the Parent Borrower (directly or indirectly through its Subsidiaries) of the entire issued share capital of Bluegrass in accordance with the Bluegrass Acquisition Agreement.

“Bluegrass Acquisition Agreement”: Securities Purchase Agreement, dated as of March 31, 2016 (together with the exhibits thereto), by and between Berenfield Containers, Inc., an Ohio corporation, Berenfield Containers (SE), Ltd., an Ohio limited liability company, Berenfield Containers (SW), Ltd., an Ohio limited liability company, Leonard H. Berenfield, PNC Bank, N.A., as Trustee of the Joy B. Berenfield Family Trust, PNC Bank, N.A., as Trustee of the Gregory N. Berenfield Family Trust, Joy B. Berenfield, Gregory N. Berenfield and Mauser USA, LLC, a Delaware limited liability company, as amended, supplemented or otherwise modified from time to time through the Second Amendment Effective Date.

“Original Initial Euro Term Loans”: as defined in Subsection 2.1(a).

“Original Initial Euro Term Loan Commitment”: as to any Lender, its obligation to make Original Initial Euro Term Loans to the Borrowers pursuant to Subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Euro Term Loan Commitment”; collectively, as to all the Lenders, the “Original Initial Euro Term Loan Commitments.” The original aggregate amount of the Original Initial Euro Term Loan Commitments on the Closing Date is € 445,000,000.

“Second Amendment”: the Second Amendment, dated as of March 31, 2016, by and among the Borrowers, the Tranche C Term Lenders and the Administrative Agent.

“Second Amendment Effective Date”: as defined in Section 3 of the Second Amendment.

“Tranche C Effective Date Transactions”: (i) the entry into the Bluegrass Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Bluegrass Acquisition, (ii) the entry into the Second Amendment, (iii) the Incurrence of the Tranche C Term Loans hereunder, (iv) the repayment of certain existing Indebtedness of Bluegrass, and (v) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Tranche C Term Lender”: any Lender having a Tranche C Term Loan Commitment and/or a Tranche C Term Loan outstanding hereunder.

“Tranche C Term Loan”: as defined in Subsection 2.1(e).

“Tranche C Term Loan Commitment”: as to any Lender, its obligation to make Tranche C Term Loans to the Borrowers pursuant to Subsection 2.1(e) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche C Term Loan Commitments.” The original aggregate amount of the Tranche C Term Loan Commitments on the Second Amendment Effective Date is € 100,000,000.

(ii)	by amending the definition of “Applicable Margin” by (x) inserting the word “Original” immediately before the words “Initial Euro Term Loans” in clause (d) thereof, (y) deleting the word “and” immediately before subclause (f) in the first sentence thereof and inserting “,” in lieu thereof, and (z) adding the words “and (g) Tranche C Term Loans, 4.50% per annum” immediately after the words “3.50% per annum” in subclause (f) thereof.

(iii)	by amending the definition of “Borrowing Date” by inserting the word “Original” immediately before the words “Initial Euro Term Loans”.

(iv)	by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Initial Dollar Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Dollar Term Loan Facility”), (b) the Initial Euro Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Euro Term Loan Facility” and together with the Initial Dollar Term Loan Facility, the “Initial Term Loan Facility”), (c) the Initial Acquisition / Capex Commitments and the Extensions of Credit made thereunder (the “Initial Acquisition / Capex Facility”), (d) the Initial Revolving Commitments and the Extensions of Credit made thereunder, (e) Incremental Term Loans of the same Tranche (other than Tranche B Term Loans and Tranche C Term Loans), (f) Incremental Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, (g) any Extended Term Loans of the same Extension Series, (h) any Extended Revolving Commitments of the same Extension Series and Extensions of Credit made thereunder, (i) any Specified Refinancing Term Loans of the same Tranche, (j) any Extended Acquisition / Capex Commitments of the same Extension Series and Extensions of Credit made thereunder, (k) any Specified Refinancing Acquisition / Capex Loans of the same Tranche and (l) any Specified Refinancing Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, and collectively the “Facilities.””

(v)	by amending and restating the definition of “Initial Euro Term Loan Commitment” as follows:

““Initial Euro Term Loan Commitment”: as to any Lender, the Original Initial Euro Term Loan Commitment (if any) and Tranche C Term Loan Commitment (if any) of such Lender and, collectively, as to all the Lenders, the “Initial Euro Term Loan Commitments.””

(vi)	by amending and restating the definition of “Initial Euro Term Loan” as follows:

““Initial Euro Term Loan”: shall mean, collectively, the Original Initial Euro Term Loans and the Tranche C Term Loans.”

(vii)	by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: shall mean, collectively, the Initial Dollar Term Loans, the Original Initial Euro Term Loans, the Tranche B Term Loans and the Tranche C Term Loans.”

(viii)	by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Original Initial Euro Term Loan Commitment (if any), the Original Initial Dollar Term Loan Commitment (if any), the Tranche B Term Loan Commitment (if any) and the Tranche C Term Loan Commitment (if any).”

(ix)	by amending and restating the definition of “Original Initial Term Loan Commitment” as follows:

“Original Initial Term Loan Commitment”: as to any Lender, the Original Initial Euro Term Loan Commitment (if any) and the Original Initial Dollar Term Loan Commitment (if any) of such Lender and, collectively, as to all the Lenders, the “Original Initial Term Loan Commitments.”

(x)	by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”: Credit Suisse Securities (USA) LLC, in its capacity as Joint Lead Arranger, Joint Bookrunner and Tranche B Lead Arranger, Credit Suisse AG, London Branch, in its capacity as Tranche C Lead Arranger, Barclays Bank PLC, in its capacity as Joint Lead Arranger and Joint Bookrunner, BNP Paribas Fortis SA/NV, in its capacity as Joint Lead Arranger and Joint Bookrunner, ING Capital LLC, in its capacity as Joint Lead Arranger and Joint Bookrunner, Natixis, New York Branch, in its capacity as Joint Lead Arranger and Joint Bookrunner, and Nomura Securities International, Inc., in its capacity as Joint Lead Arranger and Joint Bookrunner.”

(xi)	by amending and restating the definition of “Tranche” as follows:

““Tranche”: (i) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Dollar Term Loans or Original Initial Dollar Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Original Initial Euro Term Loans or Original Initial Euro Term Loan Commitments, (4) Tranche C Term Loans or Tranche C Term Loan Commitments, (5) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments and Tranche C Term Loans and Tranche C Term Loan Commitments), (6) Extended Term Loans (of the same Extension Series), (7) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (8) Initial Acquisition / Capex Loans or Initial Acquisition Capex Commitments, (9) Extended Acquisition / Capex Loans (of the same Extension Series) or (10) Specified Refinancing Acquisition / Capex Facilities with the same terms and conditions made on the same day and any Supplemental Acquisition / Capex Loans added to such Tranche pursuant to Subsection 2.8 and (ii) with respect to Revolving Loans or commitments, refers to whether such Revolving Loans or commitments are (1) Initial Revolving Commitments or Initial Revolving Loans, (2) Incremental Revolving Commitments or Incremental Revolving Loans with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8, (3) Extended Revolving Loans or

Extended Revolving Commitments (of the same Extension Series) or (4) Specified Refinancing Revolving Facilities with the same terms and conditions made on the same day any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8.”

(c) Subsection 2.1 of the Credit Agreement is hereby amended as follows:

(i)	by replacing the reference to “Initial Euro Term Loan Commitments” in clause (a) thereof with the words “Original Initial Euro Term Loan Commitments”;

(ii)	by replacing the reference to “Initial Euro Term Loan” in clause (a) thereof with the words “Original Initial Euro Term Loan”;

(iii)	by inserting the following as new clause (e) thereof:

“(e) Subject to the terms and conditions hereof, each Lender holding a Tranche C Term Loan Commitment severally agrees to make, in Euros, in a single draw on the Second Amendment Effective Date, one or more term loans (each, a “Tranche C Term Loan” and, collectively, the “Tranche C Term Loans”) to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment,” as such amount may be adjusted or reduced pursuant to the terms hereof:

(i) except as hereinafter provided, shall be incurred and maintained as Eurodollar Loans; and

(ii) shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche C Term Loan Commitment of such Lender.

Once repaid, Tranche C Term Loans incurred hereunder may not be reborrowed. On the Second Amendment Effective Date (after giving effect to the incurrence of Tranche C Term Loans on such date), the Tranche C Term Loan Commitment of each Tranche C Term Lender shall terminate.”

(d) Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)	by amending and restating clause (a) thereof as follows:

“The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans or Tranche C Term Loans), the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans) or the Second Amendment Effective Date (in the case of requests relating to the Tranche C Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 or A-2, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date and that each Note in respect of a Tranche C Term Loan shall be dated the Second Amendment Effective Date. Each Note shall be payable as provided in Subsections 2.2(b), 2.2(d) or 2.2(e), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”;

(ii)	by inserting the following as new clause (e) thereof:

“(e) The Tranche C Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on June 30, 2016 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche C Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche C Term Loans on the Second Amendment Effective Date

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Tranche C Term Loans

(e) Subsection 2.3 of the Credit Agreement is hereby amended and restated as follows:

“Procedure for Term Loan Borrowing. The Borrower Representative shall have given the Administrative Agent notice (which notice must have been received by the Administrative Agent prior to 9:00 A.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion), which notice may be revocable at any time prior to funding) one Business Day prior to the Closing Date, the First Amendment Effective Date or the Second Amendment Effective Date, as applicable, specifying the amount of the Initial Term Loans to be borrowed by each applicable Borrower. Upon receipt of such notice, the Administrative Agent shall promptly notify each applicable Lender thereof. Each Lender having an Initial Term Loan Commitment will make the amount of its pro rata share of the applicable Initial Term Loan Commitments available to the Administrative Agent, in each case for the account of the applicable Borrower or Borrowers at the office of the Administrative Agent specified in Subsection 11.2 prior to 10:00 A.M., Frankfurt time (or, if the time period for the Borrower Representative’s delivery of notice was extended, such later time as agreed to by the Borrower Representative and the Administrative Agent in its reasonable discretion, but in no event less than one hour following notice), on the Closing Date, the First Amendment Effective Date or the Second Amendment Effective Date, as applicable, in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date make all funds so received available to the Borrowers in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided by the Borrower Representative to (and reasonably acceptable to) the Administrative Agent.”

(f) Subsection 4.4 of the Credit Agreement is hereby amended as follows:

(i)	amending and restating clause (a) thereof as follows:

“(a) Optional Prepayment of Term Loans. The Borrowers may at any time and from time to time prepay the Term Loans made to them, in whole or in part, subject to Subsection 4.12, without premium or penalty (except as provided in Subsection 4.5(b)), upon notice by the Borrower Representative to the Administrative Agent prior to 1:00 P.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Eurodollar Loans), or prior to 12:00 P.M., New York City time on the date of prepayment (in the case of ABR Loans or Reimbursement Obligations) (or such later time as may be agreed by the Administrative Agent in its reasonable discretion). Such notice shall specify, in the case of any prepayment of Term Loans, the applicable Tranche being repaid, and if a combination thereof, the principal amount allocable to each, the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower Representative (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Subsection 4.12. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of, in the case of Loans denominated in Dollars, $1,000,000, or, in the case of Loans denominated in Euro, € 1,000,000; provided that, notwithstanding the foregoing, any Term Loan may be prepaid in its entirety. Each prepayment of Initial Term Loans (other than Tranche C Term Loans) pursuant to this Subsection 4.4(a) made on or prior to the twelve-month anniversary of the First Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b). Each prepayment of Tranche C Term Loans pursuant to this Subsection 4.4(a) made on or prior to the six-month anniversary of the Second Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”

(ii)	by (x) inserting the word “Original” immediately before the words “Initial Euro Term Loans” and (y) inserting the words “Tranche C Term Loans,” after the words “Initial Euro Term Loans,” in each case in subclause (g) thereof.

(iii)	by inserting the following sentence immediately after the first sentence in subclause (g) thereof:

“Any prepayment of Original Initial Euro Term Loans or Tranche C Term Loans pursuant to Subsection 4.4(a) shall be allocated pro rata between such Original Initial Euro Terms Loans or Tranche C Term Loans, as applicable, and all other Original Initial Euro Term Loans and Tranche C Term Loans then outstanding.”

(g) Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) If on or prior to (i) the first anniversary of the First Amendment Effective Date (in the case of Initial Term Loans other than Tranche C Term Loans) or (ii) the six-month anniversary of the Second Amendment Effective Date (in the case of Tranche C Term Loans) any Borrower makes an optional prepayment in full of the Initial Term Loans in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid. If, on or prior to (i) the first anniversary of the

First Amendment Effective Date (in the case of Initial Term Loans other than Tranche C Term Loans) or (ii) the six-month anniversary of the Second Amendment Effective Date (in the case of Tranche C Term Loans) any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(h) Subsection 5.16 of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” immediately before subclause (iii) in the first sentence thereof and inserting “,” in lieu thereof; and

(ii)	by adding the words “and (iv) in the case of the Tranche C Term Loans, to finance the Bluegrass Acquisition and to repay indebtedness in connection therewith, for general corporate purposes of the Parent Borrower and its Subsidiaries (including additional acquisitions) not prohibited by this Agreement or as otherwise contemplated by the Second Amendment and/or to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause (iv).”

(i) Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A and A-1” in clause (a) thereof and replacing it with “Schedules A, A-1 and A-2”.

(j) Exhibit N to the Credit Agreement is hereby amended by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar] [Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]”.

(k) Exhibit O to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and

(ii)	by replacing the words “[€ [•] of Initial Euro Term Loans]” with the words “[€ [•] of Original Initial Euro Term Loans] [€ [•] of Tranche C Term Loans]”.

(l)	Exhibit P to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and

(ii)	by replacing the words “[Initial Euro Term Loans - € [•]]” with the words “[Original Initial Euro Term Loans - € [•]] [Tranche C Term Loans - € [•]]”.

(m) Exhibit Q to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and

(ii)	by replacing the words “[€ [•] of Initial Euro Term Loans]” with the words “[€ [•] of Original Initial Euro Term Loans] [€ [•] of Tranche C Term Loans]”.

(n) Exhibit R to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and

(ii)	by replacing the words “[of Initial Euro Term Loans - € [•]]” with the words “[Original Initial Euro Term Loans - € [•]] [Tranche C Term Loans - € [•]]”.

(o) Exhibit S to the Credit Agreement is hereby amended by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]”.

(p) Exhibit T to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and

(ii)	by replacing the words “[of Initial Euro Term Loans - € [•]]” with the words “[Original Initial Euro Term Loans - € [•]] [Tranche C Term Loans - € [•]]”.

(q) The Schedules to the Credit Agreement are hereby amended by adding Annex I hereto as new Schedule A-2.

SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this Second Amendment, including the obligation of each Tranche C Term Lender to make a Tranche C Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Second Amendment Effective Date:

(i)	this Second Amendment executed and delivered by a duly authorized officer of each of the Borrowers and each Tranche C Term Lender; and

(ii)	a Note executed by each of the Borrowers in favor of each Tranche C Term Lender that has requested a Note no later than five Business Days prior to the Second Amendment Effective Date.

(b) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)	executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrowers and the other Loan Parties;

(ii)	executed legal opinions of Richards, Layton & Finger, P.A., special Delaware counsel to certain of the Loan Parties;

(iii)	an executed legal opinion of Debevoise & Plimpton LLP, special German counsel to certain of the Loan Parties;

(iv)	an executed legal opinion of Milbank, Tweed, Hadley & McCloy LLP, special German counsel to the Administrative Agent;

(v)	an executed legal opinion of Clifford Chance LLP, special Dutch counsel to certain of the Loan Parties; and

(vi)	an executed legal opinion of Clifford Chance SCS, special Luxembourg counsel to certain of the Loan Parties.

(c) Officer’s Certificate. The Administrative Agent shall have received:

(i)	a certificate from the Parent Borrower, dated the Second Amendment Effective Date, substantially in the form of Exhibit G to the Amended Agreement; and

(ii)	a certificate pursuant to Subsection 2.8(a) of the Credit Agreement certifying the amount of the available basket in clause (i) of the definition of “Maximum Incremental Facilities Amount”.

(d) Fees.

(i)	The Administrative Agent and Credit Suisse AG, London Branch, respectively, shall have received all fees related to the arrangement and structuring of the Tranche C Term Loans and Tranche C Term Loan Commitments payable to them (whether for their own account or the account of the Tranche C Term Lenders) to the extent due; and

(ii)	The Administrative Agent, for the ratable benefit of each Tranche C Term Lender as of the Second Amendment Effective Date, shall have received an initial yield payment equal to 1.50% of the aggregate principal amount of the Tranche C Term Loans held by such Lender as of the Second Amendment Effective Date, with such payment to be earned by, and payable to, each such Lender on the Second Amendment Effective Date (which may be offset against the proceeds of the Tranche C Term Loans or may be structured as OID).

(e) Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer (or other comparable officer) of the Parent Borrower certifying the solvency, after giving effect to the Tranche C Effective Date Transactions, of the Parent Borrower in substantially the form of Exhibit H to the Amended Agreement.

(f) Secretary’s Certificate. The Administrative Agent shall have received a certificate from each Borrower, dated the Second Amendment Effective Date, substantially in the form of Exhibit F to the Amended Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency (including, but not limited to, a certificate of non-registration of a judicial decision issued by the Luxembourg Register of Commerce and Companies) and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary (where applicable) or any Assistant Secretary or other authorized representative.

(g) PATRIOT Act. The Administrative Agent shall have received at least three calendar days prior to the Second Amendment Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent, at least 10 calendar days prior to the Second Amendment Effective Date, about the Loan Parties mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

(h) Borrowing Notice. The Administrative Agent shall have received a notice of such borrowing as required by Subsection 2.3 of the Amended Agreement (or such notice shall have been deemed given in accordance with such Subsection 2.3 of the Amended Agreement).

(i) No Default. No Default or Event of Default shall have occurred and be continuing after giving effect to the making of the Tranche C Term Loans or on the Second Amendment Effective Date.

(j) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Section 4 hereof shall be true and correct in all materials respects on and as of the Second Amendment Effective Date, except to the extent that they relate to a particular date, as if made on and as of such date.

(k) German Security Confirmations. The Administrative Agent shall have received the following German security agreements executed and delivered by a duly authorized officer of each of the companies party to the below agreements:

(i)	Fourth lien confirmation and share pledge over the shares in: (1) Mauser Intermediate Holding GmbH (f/k/a Kairos Drei Vermögensverwaltungs GmbH); (2) Mauser Corporate GmbH (f/k/a Kairos Vier Vermögensverwaltungs GmbH); (3) Mauser Industriebeteiligungen GmbH; (4) Mauser Industrieverpackungen GmbH; (5) Milwaukee Finance GmbH; (6) Mauser Beteiligungs-GmbH; (7) Mauser-Werke GmbH and (8) Mauser Holding International GmbH, DRUMNET GmbH, Mauser Maschinentechnik GmbH, Mauser International Packaging Institute GmbH, NCG Buchtenkirchen GmbH and NCG Europe GmbH;

(ii)	Fourth lien confirmation and pledge over intercompany loan claims by Mauser Holding S.à r.l. (f/k/a CD&R Millennium Holdco 6 S.à r.l.); and

(iii)	Fourth lien confirmation and pledge over intercompany loan claims by Mauser Industrieverpackungen GmbH.

(l) The Bluegrass Acquisition shall have been or, substantially concurrently with the funding of the Tranche C Term Loans, shall be, consummated in all material respects in accordance with the terms of the Bluegrass Acquisition Agreement.

The making of the Tranche C Term Loans by the Tranche C Term Lenders shall conclusively be deemed to constitute (x) an acknowledgement by the Administrative Agent and each Tranche C Term Lender, respectively, that each of the conditions precedent set forth in Section 3 of this Second Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person and (y) for purposes of Section 7.9 of the Amended Agreement, a request by the Administrative Agent to take, or cause its applicable Restricted Subsidiaries to take, such actions with respect to Bluegrass as may be required pursuant to Section 7.9.

SECTION 4. Representations and Warranties. In order to induce the Lenders to consent to this Second Amendment and each Tranche C Term Lender to make its respective Tranche C Term Loan, the Parent Borrower, with respect to itself and its Restricted Subsidiaries, represents and warrants to each of the Lenders and the Agents that on and as of the Second Amendment Effective Date:

(a) Each of the Loan Parties (i) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be (to the extent applicable) in good standing would not reasonably be expected to have a Material Adverse Effect, (ii) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Second Amendment, the Acknowledgement and Consent delivered by each Guarantor concurrently herewith and any other Loan Documents entered into in connection therewith (the “Tranche C Term Loan Facility Documents”) to which it is a party and, in the case of the Borrowers, to obtain the extensions of the Tranche C Term Loans under the Amended Agreement, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Tranche C Term Loan Facility Documents to which it is a party and, in the case of each Borrower, to authorize the extensions of the Tranche C Term Loans under the Amended Agreement to it, if any, on the terms and conditions of the Amended Agreement, this Second Amendment and any Notes. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Tranche C Term Loan Facility Documents to which it is a party or, in the case of each Borrower, with the extensions of the Tranche C Term Loans to it, if any, under the Amended Agreement, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Second Amendment has been duly executed and delivered by each Borrower, and each other Tranche C Term Loan Facility Documents to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Second Amendment constitutes a legal, valid and binding obligation of each Borrower, and each other Tranche C Term Loan Facility Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, in each case, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the Tranche C Term Loan Facility Documents by any of the Loan Parties, the initial extension of the Tranche C Term Loans under the Amended Agreement and the use of the proceeds thereof will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(d) Each of the representations and warranties made by any Loan Party pursuant to the Amended Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date.

(e) No Event of Default exists as of the Second Amendment Effective Date.

(f) As of the Second Amendment Effective Date, after giving effect to the Tranche C Effective Date Transactions, the Parent Borrower has not (i) suspended its payments (cessation de paiements) or (ii) lost its financial creditworthiness (ébranlement du crédit) within the meaning of Article 437 of the Luxembourg Commercial Code.

SECTION 5. Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, this Second Amendment shall (i) not by implication or otherwise limit, impair or constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Second Amendment shall constitute a Loan Document for purposes of the Amended Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Second Amendment. Each of the Loan Parties hereby consents to this Second Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Agreement.

(b) Without limiting the foregoing, each of the Loan Parties to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche C Term Loans are Loans and the Tranche C Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche C Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche C Term Loans.

(c) Notwithstanding the above, no Loan Party to the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements makes any representations to the effect that the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements secure the Tranche C Term Loans or any other amounts owed by any Loan Party in connection with this Second Amendment.

(d) Each of the Loan Parties to the Luxembourg Share Pledge Agreements and the Luxembourg PECs Pledge Agreements hereby confirm that the Liens created thereunder shall continuously secure the Guarantor Obligations (as defined in the Guarantee and Collateral Agreement), notwithstanding the terms of this Second Amendment.

SECTION 6. Lender Consents and Authorization.

(a) Each Tranche C Term Lender (i) represents and warrants that it is legally authorized to enter into this Second Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgements and representations of such Tranche C Term Lender as a Lender contained in Subsection 10.5 of the Amended Agreement; and (vi) agrees that it will be bound by the provisions of the Amended Agreement and will perform in accordance with the terms of the Amended Agreement all the obligations which by the terms of the Amended Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Amended Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Amended Agreement.

(b) Each Tranche C Term Lender has delivered or shall deliver herewith to the Borrower Representative and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche C Term Lender may be required to deliver to the Borrower Representative and the Administrative Agent pursuant to Subsection 4.11 of the Amended Agreement.

(c) For purposes of the Amended Agreement, the initial notice address of such Tranche C Term Lender shall be as set forth in Annex I hereto.

(d) Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Tranche C Term Loans made by such Tranche C Term Lender in the Register.

SECTION 7. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, (2) the reasonable and documented fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, as counsel to the Administrative Agent and (3) the reasonable and documented fees, charges and disbursements of Loyens & Loeff, as special Dutch and Luxembourg counsel to the Administrative Agent.

SECTION 8. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS

PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

MAUSER HOLDING S.À R.L.

By:	/s/ Theresa Gore
Name: Theresa Gore
Title: Class B Manager

MAUSER US CORPORATE, LLC

By:	Mauser Primary Holding, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER CORPORATE GMBH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[Signature Page to Second Amendment to Mauser First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Second Amendment to Mauser First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Tranche C Term Lender

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Second Amendment to Mauser First Lien Credit Agreement]

Acknowledgement and Consent

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Second Amendment and the incurrence of Tranche C Term Loans hereunder. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Second Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, the Guarantee Agreement and the other Security Documents, as applicable, to which it is a party in accordance with the terms and provisions thereof.

GUARANTORS:

CD&R MILLENNIUM HOLDCO 5 S.À. R.L.
Société à responsabilité limitée
Registered office: 5, rue Guillaume Kroll,
L-1882 Luxembourg
R.C.S. Luxembourg: B 186914
Share capital: EUR 2,000,000

By:	/s/ Theresa Gore
Name: Theresa Gore
Title: Class B Manager

MAUSER PRIMARY HOLDING, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
Name: Michael Chorpash
Title: Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
Name: Glenn Frommer
Title: Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
Name: Michael Chorpash
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER INTERMEDIATE HOLDING GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

MAUSER INDUSTRIEBETEILIGUNGEN GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER INDUSTRIEVERPACKUNGEN GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER BETEILIGUNGS-GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER-WERKE GMBH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER HOLDING INTERNATIONAL GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER MASCHINENTECHNIK GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director (Geschäftsführer)

NCG EUROPE GmbH

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

NCG BUCHTENKIRCHEN GmbH

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

DRUMNET GmbH

By:	/s/ Dr. Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director (Geschäftsführer)

MILWAUKEE FINANCE GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER HOLDING PARTICIPATION B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

Annex I

Schedule A-2

Tranche C Term Loan Commitments and Addresses

Commitment	Allocation (in millions)%
Credit Suisse AG	€100	100%